Acquisitions and Business Combinations	12 Months Ended
Jun. 30, 2023
Disclosure of detailed information about business combination [abstract]
Acquisitions and Business Combinations	Acquisitions and business combinations
Acquisition of Eva Copper
On 6 October 2022, Harmony announced that it had entered into an agreement to acquire the entity which owns 100% of the Eva Copper Project and a package of regional exploration tenements from Copper Mountain Mining Corporation (collectively Eva Copper). The acquisition is in line with the group's strategic objective of transitioning into a low-cost gold and copper mining company. Diversifying into copper enables Harmony to participate in the global transition to a low-carbon economy.

The last condition precedent for the acquisition was fulfilled during December 2022, resulting in an acquisition date of 16 December 2022. Based on management's assessment, the transaction met the definition of a business combination as defined by IFRS 3 Business Combinations. This is based on the feasibility study, mine development plan and organised workforce acquired constituting substantive processes which significantly contributes to the ability to generate outputs. Management also opted to not apply the optional concentration test as per IFRS 3.

The Eva Copper Project was identified as a cash generating unit (CGU).

Consideration transferred
Consideration for the transaction amounted to a cash payment of R2 996 million (US$170 million), paid during December 2022, and contingent consideration subject to the following criteria:
•A maximum of US$30 million payable via a 10% sharing of net incremental revenue above US$3.80/Ib Cu (excess payment)
•A maximum US$30 million payable on a new copper resource discovered and declared within the acquired tenements, calculated using a resource multiple of US$0.03/Ib Cu (new resource payment).
These criteria are applicable for the entire life of the operation until the maximum payments are reached.

As at 16 December 2022, the contingent consideration was valued at R169 million by using a probability weighted method for the new resource payment and a discounted cash flow valuation for the excess payment, both discounted at a post-tax nominal rate of 12.9%. All other assumptions applied in the valuation are consistent with those used in the valuation of identified assets acquired and liabilities assumed (refer below). The fair value calculated for the contingent consideration is level 3 in the fair value hierarchy due to the use of unobservable inputs. The remeasurement of the liability will be included in other operating expenses. Refer to note 29 for the measurement of the liability at 30 June 2023.

The amount disclosed in the cash flow statement for cash paid for the acquisition of Eva Copper is equal to the cash consideration paid of R2 996 million.

Acquisition and integration costs
The total of R214 million for acquisition-related costs for the financial year ended 30 June 2023 relates to various costs directly attributable to the acquisition process. These costs include professional services fees and Australian stamp duty costs paid.
14    Acquisitions and business combinations continued
Acquisition of Eva Copper continued
Identifiable assets acquired and liabilities assumed

Critical accounting estimates and judgements
The fair value of the identifiable net assets acquired was determined using the expected discounted cash flows based on the feasibility study of the Eva Copper Project. Key assumptions for the level 3 fair value measurement of Eva Copper are the copper price, marketable discount rates, exchange rates and the feasibility study previously performed for the Eva Copper Project. Mineral resources acquired which were not included in the discounted cash flows were valued using a copper resource multiple price of US$0.03/lbs. The post-tax real discount rate used was 10.7%, the long-term A$/US$ exchange rate used was A$1.40/US$1 and a real long-term copper price of US$3.50/lbs was used. The valuation was performed as at 16 December 2022.

The tax rates used to calculate deferred tax is based on Australian tax rates and tax laws that have been enacted at acquisition date. The deferred tax rate used as at 16 December 2022 was 30%. Following the finalisation of the effective tax values of assets acquired and liabilities assumed from the acquisition, a net deferred tax asset position of R224 million was determined. In line with IAS 12 Income Taxes, management assessed that at the acquisition date it is not yet probable that sufficient future taxable profits will be generated from Eva Copper against which the net deferred tax asset could be recognised. This was due to an update to the final feasibility study being outstanding at acquisition date. It was therefore opted to not recognise the net deferred tax asset position arising from the acquisition.

Fair value determination of acquired operations
For the period ended 31 December 2022 the fair value exercise, also known as the purchase price allocation, was prepared on a provisional basis in accordance with IFRS 3. During the measurement period, being 12 months permitted in terms of IFRS 3 for completion of the fair value exercise, Harmony concluded the process of determining the effective tax values for assets acquired and liabilities assumed from the business combination. This resulted in a change in the value of deferred tax and property, plant and equipment. Harmony also received new information relating to trade and other receivables that existed at acquisition date. No other key valuation assumptions were revised.

Management considers the revised purchase price allocation to be final and the accounting for the acquisition to be concluded as at 30 June 2023.

The final fair values for the identifiable assets acquired and liabilities assumed as at the acquisition date are as follows:

	2023
Figures in million	Provisional fair value	Measurement period adjustment	Final fair value
Non-current assets
Property, plant and equipment	3 785	(631)	3 154
Current assets
Restricted cash and investments	4	—	4
Trade and other receivables	12	(5)	7
Non-current liabilities
Deferred tax liabilities	(636)	636	—
Fair value of net identifiable assets acquired at 16 December 2022	3 165	—	3 165

Since the final fair value of net identifiable assets acquired is within a reasonable range of the fair value of the consideration transferred, no gain on bargain purchase or goodwill is recognised for the transaction.

Performance of acquired operation
Immaterial costs were incurred for Eva Copper relating to the year ended 30 June 2023 and therefore no proforma information has been disclosed.

Acquisition of AngloGold Ashanti’s remaining South African Operations
Effective 1 October 2020, the group acquired the Mponeng operations and related assets from AngloGold Ashanti on a going concern basis. The assets acquired and liabilities assumed constituted a business as defined by IFRS 3. The cash consideration paid to acquire the Mponeng operations and related assets amounted to R3.4 billion (US$200 million). The group also assumed the contingent consideration liability, which was initially valued at R544 million on 1 October 2020. A gain on bargain purchase of R303 million was recognised from the acquisition. The group incurred acquisition-related costs of R124 million in 2021 on advisory and legal fees. Furthermore, the group incurred R205 million on the integration of the operation in 2021. These costs are included in corporate, administration and other expenditure in the income statement.